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                 AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 24th day of February, 1998, between NATIONSBANK, N.A. (hereinafter referred to as "Lender"), and INTERNATIONAL COMFORT PRODUCTS CORPORATION (USA))(hereinafter referred to as "Borrower").

                          W I T N E S S E T H

     WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement, dated as of July 18, 1997 (as amended, restated or modified from time to time, the "Loan Agreement"), pursuant to which Lender agrees to extend certain Revolving Credit Loans to the Borrower, subject to the terms and conditions of the Loan Agreement; and

     WHEREAS, Borrower has formed a Subsidiary for the purpose of merging with United Electric Company ("United"), and, as required pursuant to Section
10.2 of the Loan Agreement, Borrower has requested that Lender grant its consent to the merger of the new Subsidiary with United; and

     WHEREAS, Borrower and Lender desire to enter into this Amendment for the purpose of granting the consents described above and for the purpose of amending the definition of Tangible Net Worth.

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledge, the parties hereby agree as follows:

     1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

     2. Lender acknowledges that Borrower has formed UEC Merger Corporation, a Delaware corporation, which is a wholly-owned Subsidiary of Borrower. Lender hereby acknowledges that UEC Merger Corporation will be merging into United pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated January 23, 1998 (the "United Merger"). Lender hereby consents to the United Merger and acknowledges that United will be the entity surviving the merger, subject, however, to Borrower's delivery to Lender of evidence of compliance with the financial covenants set forth in
Article 10 of the Loan Agreement (as amended by this Amendment) on a pro forma basis after giving effect to the United Merger.


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     3.   Section 1.1 of the Loan Agreement is amended by deleting the definition of Tangible Net Worth and substituting the following in lieu thereof:

          "Tangible Net Worth" means, as applied to any Person, the Net Worth of such Person at the time in questions, after deducting therefrom all accounts receivable and other obligations due from Affiliates (provided that, to and including December 30, 1998, up to $10,000,000 of receivables due from International Comfort Products Corporation (Canada)

    may be included in "Tangible Net Worth") and the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, Intellectual Property, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP.

     4. The Borrower hereby restates, ratifies and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the Loan Agreement as amended hereby and the other Loan Documents as fully as though such representations and warranties had been made ont he date hereof and with specific reference to this Amendment and the Loan Documents.

     5. As amended hereby, the Loan Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lender.

     6. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Lender.

     7. To induce the Lender to enter into this Amendment, the Borrower hereby (i) represents and warrants that, as of the date hereof, and after giving effect to the terms hereof, there exists no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) under the Loan Agreement or any of the Loan Documents; and (ii) acknowledges and agrees that to Borrower's knowledge no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrower against the Lender exists arising out of or with respect to any of the indebtedness, the Loan Agreement, or any of the other Loan Documents, or with respect to the administration or funding of the indebtedness.


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     8.   The Borrower agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement.

     9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

    10. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

    11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed under seal, all as of the date first above written.

                                   INTERNATIONAL COMFORT PRODUCTS
                                   CORPORATION (USA)

                                   By:
                                      ---------------------------------------

                                   Name:
                                        -------------------------------------

                                 Title:
                                         ------------------------------------

                                   Attest:
                                          -----------------------------------

                                 Name:
                                        -------------------------------------

                                   Title:
                                         ------------------------------------

                                   NATIONSBANK, N.A.


                                   By:
                                      ---------------------------------------

                                  Title:
                                         ------------------------------------


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